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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________________________
FORM 8-K
_______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: January 11, 2021
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Realogy Holdings Corp.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35674	20-8050955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
_______________________________
Realogy Group LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-148153	20-4381990
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
_______________________________
175 Park Avenue
Madison, NJ 07940
(Address of principal executive offices) (Zip Code)
(973) 407-2000
(Registrant’s telephone number, including area code)
None
(Former name or former address if changed since last report)
_______________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Realogy Holdings Corp.	Common Stock, par value $0.01 per share	RLGY	New York Stock Exchange
Realogy Group LLC	None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐
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Item 1.01.	Entry into a Material Definitive Agreement.
Indenture and Senior Notes due 2029
On January 11, 2021, Realogy Group LLC, a Delaware limited liability company (the “Company”), together with Realogy Co-Issuer Corp., a Florida corporation and the Company’s wholly-owned subsidiary (the “Co-Issuer” and, together with the Company, the “Issuers”), issued $600 million aggregate principal amount of 5.750% Senior Notes due 2029 (the “Notes”), under an indenture, dated as of January 11, 2021 (the “Indenture”), among the Issuers, Realogy Holdings Corp., a Delaware corporation and indirect parent of the Company (“Holdings”), the Note Guarantors (as defined below) and The Bank of New York Mellon Trust Company, N.A., as trustee for the Notes (the “Trustee”). The Notes were issued in a private offering exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), to qualified institutional buyers in accordance with Rule 144A under the Securities Act and to persons outside of the United States pursuant to Regulation S under the Securities Act.
The Company will use $250 million of the net proceeds from the offering of the Notes to repay a portion of the outstanding borrowings under its term loan A credit facility and apply the remaining net proceeds to repay a portion of the outstanding borrowings under its term loan B credit facility.
The Notes are unsecured senior obligations of the Company and will mature on January 15, 2029. The Notes bear interest at a rate of 5.750% per annum. Interest on the Notes will be payable semiannually to holders of record at the close of business on January 15 or July 15 immediately preceding the interest payment date on January 1 and July 1 of each year, commencing July 15, 2021.
The following is a brief description of the terms of the Notes and the Indenture. The description of the Indenture is qualified in its entirety by reference to the full and complete terms of the Indenture which is attached hereto as Exhibit 4.1 and is incorporated herein by reference. As used herein, the term “Existing Notes” refers to the Company’s 4.875% Senior Notes due 2023, 9.375% Senior Notes due 2027 and 7.625% Senior Secured Second Lien Notes due 2025, and the term “Existing Unsecured Notes” refers to the Company’s 4.875% Senior Notes due 2023 and 9.375% Senior Notes due 2027.
Ranking
The Notes and the guarantees are the Company’s, the Co-Issuer’s and the Note Guarantors’ senior unsecured obligations and:
•rank senior in right of payment to the Issuers’ and the Note Guarantors’ future debt and other obligations that are, by their terms, expressly subordinated in right of payment to the Notes;
•rank equally in right of payment with all of the Issuers’ and the Note Guarantors’ existing and future senior debt, including the Existing Unsecured Notes, and other obligations that are not, by their terms, expressly subordinated in right of payment to the Notes; and
• are effectively subordinated to all of the Issuers’ and the Note Guarantors’ existing and future secured debt, including the Company’s obligations under its senior secured term loan B and revolving credit facility and its senior secured term loan A facility (collectively, the “senior secured credit facilities”) and the Company’s obligations under its 7.625% Senior Secured Second Lien Notes due 2025, to the extent of the value of the assets securing such debt.
The guarantees by Holdings are Holdings’ unsecured senior subordinated obligations, are equal in right of payment to all existing and future subordinated indebtedness of Holdings, including its obligations under the Existing Unsecured Notes, and are junior in right of payment to all existing and future senior indebtedness of Holdings. In addition, the Notes are structurally subordinated to all of the existing and future liabilities and obligations (including trade payables, but excluding intercompany liabilities) of each of the Company’s non-guarantor subsidiaries.
Guarantees
The Notes are jointly and severally guaranteed by each of the Company’s existing and future U.S. subsidiaries that is a guarantor under its senior secured credit facilities or that guarantees certain other indebtedness in the future (other than the Co-Issuer), subject to certain exceptions (the “Note Guarantors”), and by Holdings on an unsecured senior subordinated basis.
Optional Redemption
On or after January 15, 2024, during the 12-month period commencing on January 15 of the years set forth below, the Issuers may redeem all or a portion of the Notes at the following redemption prices, plus accrued and unpaid interest, if any, to, but excluding, the applicable redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date).

Year	Redemption price
2024	102.875%
2025	101.438%
2026 and thereafter	100.000%
In addition, prior to January 15, 2024, the Issuers may redeem the Notes at their option, in whole or in part, at a redemption price equal to 100% of the principal amount of such Notes redeemed plus a “make-whole” premium as of, and accrued and unpaid interest, if any, to, but excluding, the applicable redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date).
Notwithstanding the foregoing, at any time and from time to time on or prior to January 15, 2024, the Issuers may redeem in the aggregate up to 40% of the original aggregate principal amount of the Notes (calculated after giving effect to any issuance of additional Notes) with the net cash proceeds of one or more equity offerings (1) by the Company or (2) by any direct or indirect parent of the Company, in each case to the extent the net cash proceeds thereof are contributed to the common equity capital of the Company or used to purchase capital stock (other than disqualified stock) of the Company from it, at a redemption price (expressed as a percentage of the principal amount thereof) of 105.750%, plus accrued and unpaid interest to, but not including, the redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date); provided, however, that at least 50% of the original aggregate principal amount of the Notes (calculated after giving effect to any issuance of additional Notes) remains outstanding after each such redemption; provided, further, that such redemption shall occur within 120 days after the date on which any such equity offering is consummated upon not less than 15 nor more than 60 days’ notice mailed (or electronically transmitted) to each holder of Notes being redeemed and otherwise in accordance with the procedures set forth in the Indenture. Any such redemption or notice may, at the Issuers’ discretion, be subject to one or more conditions precedent, including completion of an equity offering or other corporate transaction.
Change of Control
Upon the occurrence of a Change of Control, as defined in the Indenture, the Issuers must offer to repurchase the Notes at 101% of the applicable principal amount, plus accrued and unpaid interest, if any, to, but excluding, the repurchase date.
Covenants
The Indenture contains various covenants that limit the Company and its restricted subsidiaries’ ability to take certain actions, which covenants are subject to a number of important exceptions and qualification. In addition, for so long as the Notes have an investment grade rating from both Standard & Poor’s Ratings Services and Moody’s Investors Service, Inc. and no default has occurred and is continuing under the Indenture, the Company and its restricted subsidiaries will not be subject to certain of such covenants. These covenants include limitations on the Company’s and its restricted subsidiaries’ ability to (a) incur or guarantee additional indebtedness, or issue disqualified stock or preferred stock, (b) pay dividends or make distributions to its stockholders, (c) repurchase or redeem capital stock, (d) make investments or acquisitions, (e) incur restrictions on the ability of certain of its subsidiaries to pay dividends or to make other payments to the Company, (f) enter into transactions with affiliates, (g) create liens, (h) merge or consolidate with other companies or transfer all or substantially all of its assets, (i) transfer or sell assets, including capital stock of subsidiaries and (j) prepay, redeem or repurchase debt that is subordinated in right of payment to the Notes.
Events of Default
The Indenture also provides for events of default which, if any of them occurs, would permit or require the principal of and accrued interest on the Notes to become or to be declared due and payable.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 is incorporated herein by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit No.	Description
4.1	Indenture, dated as of January 11, 2021, among Realogy Group LLC, as Issuer, Realogy Co-Issuer Corp., as Co-Issuer, Realogy Holdings Corp., the Note Guarantors (as defined therein) and The Bank of New York Mellon Trust Company, N.A., as Trustee, governing the 5.750% Senior Notes due 2029.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALOGY HOLDINGS CORP.

By:	/s/ Charlotte C. Simonelli
Charlotte C. Simonelli, Executive Vice President, Chief Financial Officer and Treasurer
Date: January 11, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALOGY GROUP LLC

By:	/s/ Charlotte C. Simonelli
Charlotte C. Simonelli, Executive Vice President, Chief Financial Officer and Treasurer
Date: January 11, 2021

EXHIBIT INDEX

Exhibit No.	Description
4.1
Indenture, dated as of January 11, 2021, among Realogy Group LLC, as Issuer, Realogy Co-Issuer Corp., as Co-Issuer, Realogy Holdings Corp., the Note Guarantors (as defined therein) and The Bank of New York Mellon Trust Company, N.A., as Trustee, governing the 5.750% Senior Notes due 2029.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).